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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 23, 2003


                             NEW VISUAL CORPORATION
             (Exact name of Registrant as specified in its Charter)



           UTAH                                                  95-4545704
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                       Identification No.)

                                     0-21785
                            (Commission File Number)


                             New Visual Corporation
                           5920 Friars Road, Suite 104
                               San Diego, CA 92108
                                 (619) 692-0333
            (Address and Phone Number of Principal Executive Offices)




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ITEM 5:  OTHER EVENTS.

On December 23, 2003, New Visual Corporation (the "Company") issued a press release reporting that Ray Willenberg, Jr. Chairman of the Board and Executive Vice President and Brad Ketch, President and Chief Executive Officer, respectively, purchased 400,000 and 40,000 restricted common shares of the Company.

The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are provided as Exhibits to this Form 8-K:

(c) EXHIBITS.

EXHIBIT NO.         DOCUMENT DESCRIPTION
----------          --------------------

99.1                Press Release Dated December 23, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             NEW VISUAL CORPORATION


Date: December 23, 2003

                                             By:  /s/ James W. Cruckshank
                                                  ------------------------------
                                                  James W. Cruckshank
                                                  Chief Financial Officer